UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  03/27/2009

Evercore Partners Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  001-32975

Delaware	20-4748747
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

55 East 52nd Street
37th Floor
New York, NY 10055
(Address of principal executive offices, including zip code)

212-857-3100
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

5.02(e)

Effective March 26, 2009 Mr. Roger C. Altman, Co-Chief Executive Officer and Co-Chairman and Mr. Pedro Aspe, Co-Chairman each entered into an amendment to their respective Employment Agreements ("Amendments") with Evercore Partners Inc. (the "Company") and Evercore, LP (together with the Company, the "Employer"). The Amendments remove Mr. Altman's and Mr. Aspe's respective rights to receive a guaranteed annual bonus in addition to a performance bonus.

The above description of the Amendments is qualified in its entirety by reference to the copies of such amended agreements filed herewith as Exhibits 10.1, 10.2 and incorporated herein by reference.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Evercore Partners Inc.

Date: March 27, 2009	By:	/s/ Adam B. Frankel
Adam B. Frankel
General Counsel

Exhibit Index

Exhibit No.	Description
EX-10.1	Amendment to Amended And Restated Employment Agreement
EX-10.2	Amendment to Employment Agreement